                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 13, 2000

                           STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                          33-55860/333-57357     13-3692801

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)    NUMBER)                IDENTIFICATION NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                                  10013
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654.

Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.
Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.
Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.
Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.
Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2000, and for periods ended June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2000 (which was filed with the Securities and Exchange Commission on August 11, 2000) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Trust Certificates, Series 2000-13, and shall be deemed to be part hereof and thereof.


Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.
Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

(c)  EXHIBITS.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)       Description
                              ----------                -----------
                                                     Consent of KPMG LLP,
                                                     independent certified
                                                     public accountants of
                                                     Ambac Assurance
                                                     Corporation and
                                                     subsidiaries in connection
                                                     with TIERS(R)
                                                     Principal-Protected Trust
                                                     Certificates Series
                                                     2000-13.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated October 16, 2000
                                                STRUCTURED PRODUCTS CORP.


                                                By: /s/   Matthew R. Mayers
                                                    -----------------------
                                                Name:     Matthew R. Mayers
                                                Title:    Authorized Signatory

EXHIBIT INDEX


                                                                                                 Paper (P) or
Exhibit No.              Description                                                             Electronic (E)
----------------------------------------------------------------------------------------------------------------------
(EX-23)                  Consent of KPMG LLP, independent certified public                       E
                         accountants of Ambac Assurance Corporation and
                         subsidiaries in connection with TIERS(R)
                         Principal-Protected Trust Certificates Series 2000-13
----------------------------------------------------------------------------------------------------------------------